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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

NUMBER                           [image]                               SHARES
------                                                                 ------

BNE 4958                                                              SPECIMEN

BOWNE                                                   CUSIP 103043 10 5
Established 1775                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                  INCORPORATED UNDER THE LAWS OF
                                                           THE STATE OF DELAWARE

                                BOWNE & CO., INC.

         This certifies that

         SPECIMEN

         is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE of $.01 PER SHARE OF THE COMMON STOCK OF

Bowne & Co., Inc. transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereof, to all of which the holder by acceptance hereof consents. This certificate is not valid until countersigned and registered by the Transfer Agent and the Registrar.

         Witness the facsimile signatures of its duly authorized officers.

Dated: SPECIMEN
COUNTERSIGNED AND REGISTERED:
           THE BANK OF NEW YORK
             (New York),
                  Transfer Agent And Registrar

BY

AUTHORIZED SIGNATURE          CORPORATE SECRETARY                CHAIRMAN OF
                                                                  THE BOARD

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                                                                               2

         BOWNE & CO., INC. WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY BOWNE & CO., INC., ANY VARIATIONS IN DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS BETWEEN THE SHARES OF ANY SERIES OF ANY CLASS SO FAR AS THE SAME SHALL HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX ANY RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY SUBSEQUENT SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF BOWNE & CO., INC. AT ITS PRINCIPAL OFFICE IN THE CITY OF NEW YORK.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM  - as tenants in common              UNIF GIFT MIN ACT -.....Custodian.....
TEN ENT  - as tenants by the entireties                         (Cust)     (Minor)
JT TEN   - as joint tenants with right of                       under Uniform Gifts to Minors
            survivorship and not as tenants                     Act.................
            in common                                                  (State)

            Additional abbreviations may also be used though not in the above list.

         For value received,______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE___________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

                                   X__________________________________

                                    NOTICE: THE SIGNATURES TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By_______________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Bowne & Co., Inc. and The Bank of New York, dated as of June 19, 1998 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Bowne & Co., Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be

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evidenced by this certificate. Bowne & Co., Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.